AIG SERIES TRUST

2010 High Watermark Fund

2015 High Watermark Fund

2020 High Watermark Fund

(the “Funds”)

Supplement Dated February 25, 2008 to the High Watermark Fund Prospectuses

Dated February 28, 2007, as Supplemented May 3, 2007, June 8, 2007 and

September 20, 2007

Notwithstanding anything to the contrary in this Prospectus, following a Fund’s Protected Maturity Date or an Early Fund Termination, the Fund will not necessarily cease operations and liquidate.  Instead, the Board of Trustees of AIG Series Trust will consider appropriate action under all the circumstances, which could include continuing to operate pursuing a strategy other than the High Watermark strategy.  Shareholders will receive 30 days’ written notice of any distribution of liquidation proceeds, change in strategy or other action following a Protected Maturity Date or Early Fund Termination.  The Board of Trustees will not take any action with respect to a Fund’s policies or otherwise following its Protected Maturity Date or an Early Fund Termination that would negatively affect a shareholder’s present ability, as described in the Fund’s current prospectus, to receive the Protected High Watermark Value on a Fund’s Protected Maturity Date or upon an Early Fund Termination. Capitalized terms used herein have the meanings accorded to them in the Prospectus.